Exhibit 99.1

Saia Reports Fourth Quarter Results

JOHNS CREEK, GA – February 3, 2023 – Saia, Inc. (Nasdaq: SAIA), a leading transportation provider offering national less-than-truckload (LTL), non-asset truckload, expedited and logistics services, today reported fourth quarter 2022 financial results. Diluted earnings per share in the quarter were $2.65 compared to $2.76 in the fourth quarter of 2021. Full year diluted earnings per share were $13.40 in 2022 compared to $9.48 in 2021.

Highlights from the fourth quarter and full year operating results were as follows:

Fourth Quarter 2022 Compared to Fourth Quarter 2021 Results

•
Revenue was $655.7 million, a 6.3% increase
•
Operating income was $92.7 million, a 4.8% decrease
•
Operating ratio of 85.9% compared to 84.2%
•
LTL shipments per workday decreased 8.2%
•
LTL tonnage per workday decreased 7.7%
•
LTL revenue per hundredweight increased 14.3%
•
LTL revenue per shipment rose 15.0% to $364.44

Full Year 2022 Results Compared to Full Year 2021 Results

•
Revenue was $2.8 billion, a 22.0% increase
•
Operating income was $470.5 million, a 40.4% increase
•
Operating ratio of 83.1% compared to 85.4%
•
LTL shipments per workday decreased 0.8%
•
LTL tonnage per workday increased 0.9%
•
LTL revenue per hundredweight increased 19.4%
•
LTL revenue per shipment rose 21.5% to $351.27

“Fourth quarter results were impacted by slowing volumes throughout the quarter and December tonnage per day was down 13.2%. Despite this softer freight environment, revenue grew by 6.3% and was a fourth quarter record. Revenue per shipment grew by 15% in the quarter, benefitting from solid pricing activity as well as increased fuel surcharge revenue versus the prior year,” stated Saia President and Chief Executive Officer, Fritz Holzgrefe.

Saia, Inc. Fourth Quarter 2022 Results

“Stepping back and looking at full-year results, it was another successful year for our company as we grew revenue by 22% and operating income by more than 40%. We opened 11 additional terminals this past year and have developed a robust pipeline of more than 30 properties to support additional openings in the years to come,” continued Holzgrefe. “Our expansion efforts are at the core of our strategy to enhance customer service and extend our high quality service offering into more communities where our customers do business and where we can offer quality LTL service to new customers. We are taking a measured approach to expansion in 2023 with five terminal openings scheduled for the first half and will be opportunistic with openings beyond those,” concluded Holzgrefe.

Saia Executive Vice President and Chief Financial Officer, Douglas Col added, “after another record year of financial performance, including a record full year operating ratio of 83.1%, our balance sheet positions us well for the inherent cyclicality we are facing in the industrial economy this year. With more than $187 million cash on hand at the end of the year, we feel good about our ability to continue to invest in our fleet, technology, properties and our people in 2023.”

Financial Position and Capital Expenditures

We ended the fourth quarter of 2022 with $187.4 million of cash on hand and total debt of $31.0 million, which compares to $106.6 million of cash on hand and total debt of $50.4 million at December 31, 2021.

Net capital expenditures were $365.5 million in 2022, compared to $277.3 million in net capital expenditures in 2021. In 2023, we anticipate that net capital expenditures will be in excess of $400 million, subject to ongoing evaluation of market conditions.

Conference Call

Management will hold a conference call to discuss quarterly results today at 11:00 a.m. Eastern Time. To participate in the call, please dial 1-888-440-5655 or 1-646-960-0338 referencing conference ID #9246157. Callers should dial in five to ten minutes in advance of the conference call. This call will be webcast live via the Company website at www.saia.com/about-us/investor-relations/financial-releases. A replay of the call will be offered two hours after the completion of the call through March 3, 2023 at 11:59 P.M. Eastern Time. The replay will be available by dialing 1-800-770-2030 or 1-647-362-9199 referencing conference ID #9246157.

Saia, Inc. (NASDAQ: SAIA) offers customers a wide range of less-than-truckload, non-asset truckload, expedited and logistics services. With headquarters in Georgia, Saia LTL Freight operates 187 terminals with service across 45 states. For more information on Saia, Inc. visit the Investor Relations section at www.saia.com/about-us/investor-relations.

Saia, Inc. Fourth Quarter 2022 Results

Cautionary Note Regarding Forward-Looking Statements

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This news release may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “may,” “plan,” “predict,” “believe,” “should” and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, except as required by law. All forward-looking statements reflect the present expectation of future events of our management as of the date of this news release and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in any forward-looking statements. These factors, risks, uncertainties and assumptions include, but are not limited to, (1) general economic conditions including downturns or inflationary periods in the business cycle; (2) operation within a highly competitive industry and the adverse impact from downward pricing pressures, including in connection with fuel surcharges, and other factors; (3) industry-wide external factors largely out of our control; (4) cost and availability of qualified drivers, dock workers and other employees, purchased transportation and fuel; (5) inflationary increases in operating expenses and corresponding reductions of profitability; (6) claims expenses and other expense volatility, including for personal injury, cargo loss and damage, workers’ compensation, employment and group health plan claims; (7) cost and availability of insurance coverage, including the possibility the Company may be required to pay additional premiums, assume additional liability under its auto liability policies or be unable to obtain insurance coverage; (8) failure to successfully execute the strategy to expand our service geography; (9) costs and liabilities from the disruption in or failure of our technology or equipment essential to our operations, including as a result of cyber incidents, security breaches, malware or ransomware attacks; (10) failure to keep pace with technological developments; (11) labor relations, including the adverse impact should a portion of our workforce become unionized; (12) cost, availability and resale value of real property and revenue equipment; (13) supply chain disruption and delays on new equipment delivery; (14) capacity and highway infrastructure constraints; (15) risks arising from international business operations and relationships; (16) seasonal factors, harsh weather and disasters caused by climate change; (17) economic declines in the geographic regions or industries in which our customers operate; (18) the creditworthiness of our customers and their ability to pay for services; (19) our need for capital and uncertainty of the credit markets; (20) the possibility of defaults under our debt agreements, including violation of financial covenants; (21) failure to operate and grow acquired businesses in a manner that support the value allocated to acquired businesses; (22) dependence on key employees; (23) employee turnover from changes to compensation and benefits or market factors; (24) increased costs of healthcare benefits; (25) damage to our reputation from adverse publicity, including from the use of or impact from social media; (26) failure to make future acquisitions or to achieve acquisition synergies; (27) the effect of litigation and class action lawsuits arising from the operation of our business, including the possibility of claims or judgments in excess of our insurance coverages or that result in increases in the cost of insurance coverage or that preclude us from obtaining adequate insurance coverage in the future; (28) the potential of higher corporate taxes and new regulations, including with respect to climate change, employment and labor law, healthcare and securities regulation; (29) the effect of governmental regulations, including hours of service and licensing compliance for drivers, engine emissions, the Compliance, Safety, Accountability (CSA) initiative, regulations of the Food and Drug Administration and Homeland Security, and healthcare and

Saia, Inc. Fourth Quarter 2022 Results

environmental regulations; (30) unforeseen costs from new and existing data privacy laws; (31) changes in accounting and financial standards or practices; (32) widespread outbreak of an illness or any other communicable disease, including the COVID-19 pandemic, or any other health crisis or business disruptions and higher costs that may arise from the COVID-19 pandemic in the future, including governmental regulations requiring that employees be vaccinated or be tested regularly for COVID-19 before reporting to work; (33) increasing investor and customer sensitivity to social and sustainability issues, including climate change; (34) provisions in our governing documents and Delaware law that may have anti-takeover effects; (35) issuances of equity that would dilute stock ownership; and (36) other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s SEC filings.

As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this news release. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

# # #

CONTACT: Saia, Inc.

Douglas Col

Executive Vice President and Chief Financial Officer

Investors@saia.com

Saia, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Amounts in thousands)
(Unaudited)

	December 31, 2022	December 31, 2021
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$187,390	$106,588
Accounts receivable, net	290,306	276,755
Prepaid expenses and other	53,190	32,912
Total current assets	530,886	416,255

PROPERTY AND EQUIPMENT:
Cost	2,478,824	2,144,528
Less: accumulated depreciation	996,204	864,074
Net property and equipment	1,482,620	1,280,454
OPERATING LEASE RIGHT-OF-USE ASSETS	120,455	107,781
OTHER ASSETS	40,749	40,760
Total assets	$2,174,710	$1,845,250

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$99,792	$114,010
Wages and employees' benefits	66,684	73,109
Other current liabilities	68,165	93,268
Current portion of long-term debt	14,519	19,396
Current portion of operating lease liability	24,925	21,565
Total current liabilities	274,085	321,348

OTHER LIABILITIES:
Long-term debt, less current portion	16,489	31,008
Operating lease liability, less current portion	98,581	88,409
Deferred income taxes	145,771	124,137
Claims, insurance and other	60,443	60,015
Total other liabilities	321,284	303,569

STOCKHOLDERS' EQUITY:
Common stock	26	26
Additional paid-in capital	277,366	274,633
Deferred compensation trust	(5,248)	(4,101)
Retained earnings	1,307,197	949,775
Total stockholders' equity	1,579,341	1,220,333
Total liabilities and stockholders' equity	$2,174,710	$1,845,250

Saia, Inc. and Subsidiaries
Consolidated Statements of Operations
For the Quarters and Years Ended December 31, 2022 and 2021
(Amounts in thousands, except per share data)
(Unaudited)

	Fourth Quarter		Years
	2022	2021	2022	2021
OPERATING REVENUE	$655,726	$617,081	$2,792,057	$2,288,704

OPERATING EXPENSES:
Salaries, wages and employees' benefits	287,777	273,393	1,169,539	1,063,703
Purchased transportation	60,377	70,005	315,896	249,710
Fuel, operating expenses and supplies	144,694	107,505	558,456	381,904
Operating taxes and licenses	15,011	15,626	63,824	59,095
Claims and insurance	15,661	17,019	56,601	61,345
Depreciation and amortization	39,625	35,927	157,203	141,700
Operating (gains) losses, net	(110)	221	50	(3,894)
Total operating expenses	563,035	519,696	2,321,569	1,953,563

OPERATING INCOME	92,691	97,385	470,488	335,141

NONOPERATING EXPENSES (INCOME):
Interest expense	670	749	2,611	3,212
Other, net	(1,243)	(297)	(171)	(844)
Nonoperating expenses, net	(573)	452	2,440	2,368

INCOME BEFORE INCOME TAXES	93,264	96,933	468,048	332,773
Income tax expense	22,402	23,172	110,626	79,538
NET INCOME	$70,862	$73,761	$357,422	$253,235

Average common shares outstanding - basic	26,561	26,336	26,520	26,322
Average common shares outstanding - diluted	26,691	26,734	26,674	26,707

Basic earnings per share	$2.67	$2.80	$13.48	$9.62
Diluted earnings per share	$2.65	$2.76	$13.40	$9.48

Saia, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
For the twelve months ended December 31, 2022 and 2021
(Amounts in thousands)
(Unaudited)
	Years
	2022	2021
OPERATING ACTIVITIES:
Net cash provided by operating activities	$473,026	$382,592
Net cash provided by operating activities	473,026	382,592

INVESTING ACTIVITIES:
Acquisition of property and equipment	(367,429)	(285,746)
Proceeds from disposal of property and equipment	1,917	8,398
Other	–	(500)
Net cash used in investing activities	(365,512)	(277,848)

FINANCING ACTIVITIES:
Borrowing (repayment) of revolving credit agreement, net	–	–
Proceeds from stock option exercises	4,511	3,678
Shares withheld for taxes	(11,752)	(6,571)
Other financing activity	(19,471)	(20,571)
Net cash used in financing activities	(26,712)	(23,464)

NET INCREASE IN CASH AND CASH EQUIVALENTS	80,802	81,280
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	106,588	25,308
CASH AND CASH EQUIVALENTS, END OF YEAR	$187,390	$106,588

Saia, Inc. and Subsidiaries
Financial Information
For the Quarters Ended December 31, 2022 and 2021
(Unaudited)

				Fourth Quarter
	Fourth Quarter		%	Amount/Workday		%
	2022	2021	Change	2022	2021	Change
Workdays				61	61
Operating ratio	85.9%	84.2%
LTL tonnage (1)	1,243	1,346	(7.7)	20.37	22.07	(7.7)
LTL shipments (1)	1,734	1,888	(8.2)	28.43	30.96	(8.2)
LTL revenue/cwt.	$25.42	$22.24	14.3
LTL revenue/cwt., excluding fuel surcharges	$20.11	$18.89	6.5
LTL revenue/shipment	$364.44	$317.04	15.0
LTL revenue/shipment, excluding fuel surcharges	$288.34	$269.30	7.1
LTL pounds/shipment	1,433	1,426	0.5
LTL length of haul (2)	892	924	(3.5)

(1) In thousands.

(2) In miles.

Note:

LTL operating statistics exclude transportation and logistics services where pricing is generally not determined by weight. The LTL operating statistics also exclude the adjustment required for financial statement purposes in accordance with the Company's revenue recognition policy.

Saia, Inc. and Subsidiaries
Financial Information
For the Years Ended December 31, 2022 and 2021
(Unaudited)

				Year Over Year
	Year Over Year		%	Amount/Workday		%
	2022	2021	Change	2022	2021	Change
Workdays				253	252
Operating ratio	83.1%	85.4%
LTL tonnage (1)	5,473	5,401	1.3	21.63	21.43	0.9
LTL shipments (1)	7,697	7,730	(0.4)	30.42	30.68	(0.8)
LTL revenue/cwt.	$24.70	$20.68	19.4
LTL revenue/cwt., excluding fuel surcharges	$19.63	$17.72	10.8
LTL revenue/shipment	$351.27	$289.00	21.5
LTL revenue/shipment, excluding fuel surcharges	$279.16	$247.56	12.8
LTL pounds/shipment	1,422	1,397	1.8
LTL length of haul (2)	904	913	(1.0)

(1)	In thousands.

(2) In miles.